Exhibit 32

           Certification Pursuant to 18U.S.C Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Each of the undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, in his capacity as an officer of Mikron Infrared, Inc. ("Mikron"), that, to his knowledge, Amendment No. 1 to the Quarterly Report of Mikron on Form 10-QSB for the Quarter ended July 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Mikron.

Dated: September 15, 2003


                                             /s/ Gerald D. Posner
                                        ----------------------------------------
                                           Gerald D. Posner, Chief Executive
                                           Officer


                                             /s/ Paul A. Kohmescher
                                        ----------------------------------------
                                           Paul A. Kohmescher, Chief Financial
                                           Officer